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                                  EXHIBIT 10.7

                                  AMENDMENT TO

                        FOUNDERS' SUBSCRIPTION AGREEMENT


                                      243
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                                 April 30, 1999

Baron Capital Properties L.P.
Baron Capital Trust
7826 Cooper Road
Cincinnati, Ohio 45242

Gentlemen:

      Reference is made to our Founders' Subscription Agreement ("Agreement"), made as of February 3, 1998, whereby each of the undersigned subscribed for 601,080 Units of limited partnership interest ("Units") in Baron Capital Properties L.P. ("Partnership"), subject to adjustment, which can be exchanged for common shares of Baron Capital Trust ("Trust"). The amount of Units to be received by each of the undersigned is intended to be exchangeable for an amount equal to 9.5% of the common shares of the Trust issued and outstanding upon completion of the public offering ("Cash Offering") of the Trust's common shares. It was originally contemplated that the offering would be completed by May 14, 1999, which is defined as the "Share Determination Date" in the Agreement. In view of the fact that the Cash Offering has been extended to November 30, 1998, the Share Determination Date in the Agreement must be amended to reflect that change.

      Accordingly, it is hereby agreed that November 30, 1999 shall be substituted in place of May 14, 1999 as the Share Determination Date in paragraph 1 of the Agreement.

      Kindly indicate your agreement by signing below.

                                                /s/ Gregory K. McGrath
                                                ------------------------------
                                                Gregory K. McGrath

                                                /s/ Robert S. Geiger
                                                ------------------------------
                                                Robert S. Geiger


                                                BARON CAPITAL TRUST

                                         By:    /s/ Gregory K. McGrath
                                                ------------------------------
                                                Gregory K. McGrath
                                                Chief Executive Officer


                                                BARON CAPITAL PROPERTIES, L.P.

                                         By:    /s/ Gregory K. McGrath
                                                ------------------------------
                                                Gregory K. McGrath
                                                Chief Executive Officer